UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 14, 2007

ASPEN TECHNOLOGY, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-24786	04-2739697
(State or Other	(Commission	(IRS Employer
Jurisdiction of Incorporation)	File Number)	Identification No.)

200 Wheeler Road, Burlington MA		01803
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (781) 221-6400

Ten Canal Park, Cambridge, MA  02141

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01.  Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On November 14, 2007, we received a letter from The Nasdaq Stock Market indicating that we are not in compliance with the Nasdaq requirements for continued listing set forth in Marketplace Rule 4310(c)(14) as a result of our failure to file our Form 10-Q for the fiscal quarter ended September 30, 2007 with the Securities and Exchange Commission.  Nasdaq previously issued a Staff Determination regarding the continued listing of  our common stock on the Nasdaq Global Market due to our failure to file our Annual Report on Form 10-K for the fiscal year ended June 30, 2007. The November 14 letter further states that non-compliance as a result of our failure to file the Form 10-Q serves as an additional basis for delisting our common stock.

At our request, a hearing took place on November 15, 2007 before a Nasdaq Listing Qualifications Panel at which time we requested an extension to comply with Nasdaq listing requirements. Our common stock will remain listed on the Nasdaq Global Market pending the outcome of the hearing.  We are working diligently to complete the preparation of our financial statements for the fiscal year ended June 30, 2007 and the quarter ended September 30, 2007, and to file our Forms 10-K and 10-Q as promptly as possible.  We cannot, however, provide any assurances that the Nasdaq Listing Qualifications Panel will grant our request for an extension and continued listing.

On November 20, 2007, we issued a press release announcing that we received the letter from The Nasdaq Stock Market described in this Current Report on Form 8-K.  The full text of the press release issued in connection with this announcement is attached as Exhibit 99.1 to this Current Report on Form 8-K and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934 except as expressly set forth by specific reference in such a filing.

Item 9.01.  Financial Statements and Exhibits

(d)      Exhibits

The following exhibit shall be deemed to be furnished, and not filed:

Exhibit No.	Description
99.1	Press release issued by Aspen Technology, Inc. on November 20, 2007

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASPEN TECHNOLOGY, INC.

Date: November 20, 2007	By:	/s/ Frederic G. Hammond
Frederic G. Hammond
Senior Vice President, General Counsel and
Secretary

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release issued by Aspen Technology, Inc. on November 20 , 2007